FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                Date of Report (Date of earliest event reported):

                                September 8, 1999
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                              WINDSOR CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

    Delaware                    33-26828                           58-1921737
    --------                    --------                           ----------
(State or other             (Commission File                    (I.R.S. Employer
jurisdiction of                  Number)                         Identification
 incorporation)                                                        No.)

                         7200 W. Camino Real, Suite 302
                              Boca Raton, Florida            33433
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               (Address of principal executive offices)    (Zip Code)

                                 (561) 417-8364
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               (Registrant's telephone number including area code)

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          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 8, 1999, PricewaterhouseCoopers LLP resigned as the independent accountants of the Registrant. The resignation resulted from a mutual agreement between PricewaterhouseCoopers LLP and the Registrant. The Registrant has not yet engaged a new independent accountant.

         The report of PricewaterhouseCoopers LLP on the Registrant's financial statements for the year ended January 31, 1999 was modified due to substantial doubt about the Registrant's ability to continue as a going concern. The report of PricewaterhouseCoopers LLP on the Registrant's financial statements for the year ended January 31, 1998 contained no adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for the two most recent fiscal years and through September 8, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the Registrant's financial statements for such years.

         The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 13, 1999, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits:

         16 Letter dated September 13, 1999, from PricewaterhouseCoopers LLP with respect to certain statements regarding the resignation of such firm as the Registrant's independent accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Windsor Capital Corp.

September 8, 1999                                   By: /s/ Karl E. Duell
                                                        Karl E. Duell
                                                        Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT                    DESCRIPTION
-------                    -----------
  16                   Letter dated September 13, 1999, from
                       PricewaterhouseCoopers LLP with respect to certain statements regarding the resignation of such firm as the Registrant's independent accountants.